INCOME TAXES	0 Months Ended
Dec. 31, 2013
Income Taxes [Absract]
Income Taxes
NOTE 16—INCOME TAXES:

a.	Income before income taxes is comprised of the following:
	Year ended December 31,
	2013	2012	2011

	(U.S. $ in millions)
The Parent Company and its Israeli subsidiaries	$1,303	$1,660	$2,051
Non-Israeli subsidiaries	(53)	159	905
	$1,250	$1,819	$2,956

b.	Income taxes:
	Year ended December 31,
	2013	2012	2011

	(U.S. $ in millions)
In Israel	$197	$5	$71
Outside Israel	(240)	(142)	56
	$(43)	$(137)	$127

Current	$1,096	$564	$689
Deferred	(1,139)	(701)	(562)
	$(43)	$(137)	$127

	Year ended December 31,
	2013	2012	2011
	(U.S. $ in millions)
Income before income taxes	$1,250	$1,819	$2,956
Statutory tax rate in Israel	25%	25%	24%
Theoretical provision for income taxes	$313	$455	$709
Increase (decrease) in effective tax rate due to:
The Parent Company and its Israeli subsidiaries -
Mainly tax benefits arising from reduced tax rates under benefit programs	(535)	(520)	(501)
Amendment 69 payments and finalization of prior years' tax audits, net of decrease of related uncertain tax positions	248	-	-
Non-Israeli subsidiaries	(275)	(83)	(143)
Increase in other uncertain tax positions—net	206	11	62
Effective consolidated income taxes	$(43)	$(137)	$127

The effective tax rate is the result of a variety of factors, including the geographic mix and type of products sold during the year, different effective tax rates applicable to non-Israeli subsidiaries that have tax rates above Teva's average tax rates, the impact of impairment, restructuring and legal settlement charges and adjustments to valuation allowances on deferred tax assets on such subsidiaries, as well as the Company's election to adopt Amendment 69, see note 16f. Tax benefits resulting from mergers between subsidiaries and incentive programs to which Teva's subsidiaries are entitled further reduced the effective tax rate for 2013. The finalization of 2005-2007 tax audits and the tax payment under Amendment 69 of the Investment Law in 2013 have increased the tax charges in 2013 attributable to the Parent Company and its Israeli subsidiaries.

c.	Deferred income taxes:
	Year ended December 31,
	2013	2012

	(U.S. $ in millions)
Short-term deferred tax assets—net:
Inventory related*	$405	$359
Sales reserves and allowances	321	300
Provision for legal settlements	235	128
Carryforward losses and deductions*	179	242
Provisions for employee-related obligations	81	79
Other	75	20
	1,296	1,128
Valuation allowance—in respect of carryforward losses and deductions that may not be utilized	(249)	(5)
	$1,047	$1,123

Long-term deferred tax assets (liabilities)—net:
Intangible assets	$(1,412)	$(1,883)
Carryforward losses and deductions**	1,415	949
Property, plant and equipment	(181)	(122)
Provisions for employee related obligations	19	14
Other	60	24
	(99)	(1,018)
Valuation allowance—in respect of carryforward losses and deductions that may not be utilized	(542)	(721)
	$(641)	$(1,739)
	$406	$(616)

*	Reclassified amounts in 2012.
**	This amount represents the tax effect of carry forward losses and deductions with the following expirations: 2015-2016 — $382 million; 2017-2023 — $246 million; 2024 and thereafter — $188 million. The remaining balance—$599 million—can be utilized with no expiration date.

The deferred income taxes are reflected in the balance sheets among:
	December 31,
	2013	2012

	(U.S. $ in millions)
Current assets—deferred income taxes	$1,084	$1,142
Current liabilities—other current liabilities	(37)	(19)
Other non-current assets	606	110
Long-term liabilities—deferred income taxes	(1,247)	(1,849)
	$406	$(616)

Deferred taxes have not been provided for tax-exempt profits earned by the Company from Approved Enterprises through December 31, 2013 (except to the extent released due to payments made in 2013 under Amendment 69 of the Investment Law, as described below), as the Company intends to permanently reinvest these profits and does not currently foresee a need to distribute dividends out of these earnings. For the same reason, deferred taxes have not been provided for distributions of income from the Company's foreign subsidiaries. See Note 16f.

d.       Uncertain tax positions:

<>The following table summarizes the activity of Teva's unrecognized tax benefits:

	Year ended December 31,
	2013	2012	2011

	(U.S. $ in millions)
Balance at the beginning of the year	$903	$907	$795
Decrease related to prior year tax positions, net	29	(10)	(45)
Increase related to current year tax positions	176	151	131
Decrease related to settlements with tax authorities and lapse of applicable statutes of limitations	(461)	(146)	(20)
Liabilities assumed in acquisitions	0	0	52
Other	18	1	(6)
Balance at the end of the year	$665	$903	$907

Uncertain tax positions, mainly of a long-term nature, included accrued potential penalties and interest of $75 million, $144 million and $115 million, at December 31, 2013, 2012 and 2011, respectively. The total amount of interest and penalties in the consolidated statements of income was a net release of $69 million for the year ended December 31, 2013 and a net increase of $29 million and $21 million for the years ended December 31, 2012 and 2011, respectively. Substantially all the above uncertain tax benefits, if recognized, would reduce Teva's annual effective tax rate. Teva does not expect uncertain tax positions to change significantly over the next 12 months, except in the case of settlements with tax authorities, the likelihood and timing of which is difficult to estimate.

<>e.       Tax assessments:

<>We file income tax returns in various jurisdictions with varying statutes of limitations. The Parent Company and its subsidiaries in Israel have received final tax assessments through tax year 2007.

In 2013, Teva settled the 2005-2007 income tax assessments with the Israeli tax authorities, paying $213 million. No further taxes are due in relation to these years. Certain guidelines which were set pursuant to the agreement reached in relation to the 2005-2007 assessment will also be implemented in the audit of tax years 2008-2011, and are reflected in the provisions.

Following the audit of Teva's 2008 Israeli corporate tax returns, the Israeli tax authorities issued a tax assessment, challenging the Company's positions on several issues. Teva has protested the assessment. The Company believes it has adequately provided for these items and that any adverse results would have an immaterial impact on Teva's financial statements.

The Company's subsidiaries in North America and Europe have received final tax assessments mainly through tax year 2005.

<>f.       Basis of taxation:

<>The Company and its subsidiaries are subject to tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. The Company believes that its accruals for tax liabilities are adequate for all open years. The Company considers various factors in making these assessments, including past history, recent interpretations of tax law, and the specifics of each matter. Because tax regulations are subject to interpretation and tax litigation is inherently uncertain, these assessments can involve a series of complex judgments regarding future events.

<>Most of the Parent Company's industrial projects and those of several of its Israeli subsidiaries have been granted “Approved Enterprise” status under the Israeli Law for the Encouragement of Capital Investments ("Investment Law"). For the vast majority of such Approved Enterprises, the companies elected to apply for alternative tax benefits – i.e., the waiver of government grants in return for tax exemptions on undistributed income. Upon distribution of such exempt income, the distributing company will be subject to corporate tax at the rate ordinarily applicable to the Approved Enterprise's income. Such tax exemption on undistributed income applies for a limited period of between two to ten years, depending upon the location of the enterprise. During the remainder of the benefits period (generally until the expiration of ten years), a corporate tax rate not exceeding 25% is applied. One Approved Enterprise of an Israeli subsidiary enjoyed special benefits under the "Strategic Investment Track"; income accrued under this track during the benefits period was exempt from tax, and dividends distributed from such income are also exempt from Israeli tax.

Teva is a foreign investors company, or FIC, as defined by the Israeli Investment Law. Under the incentives regime that applied to Teva until 2013, FICs were entitled to further reductions in the tax rate normally applicable to Approved Enterprises. Depending on the foreign ownership in each tax year, the tax rate ranged between 10% (when foreign ownership exceeded 90%) to 25% (when the foreign ownership was below 49%).

Pursuant to Amendment 69 to the Israeli Investment Law ("Amendment 69"), a company that elected by November 11, 2013 to pay a reduced corporate tax rate as set forth in that amendment (rather than the regular corporate tax rate applicable to Approved Enterprise income) with respect to undistributed exempt income accumulated by the company until December 31, 2011 is entitled to distribute a dividend from such income without being required to pay additional corporate tax with respect to such dividend. A company that has so elected must make certain qualified investments in Israel over the five-year period commencing in 2013. A company that has elected to apply the amendment cannot withdraw from its election.

During 2013, Teva applied the provisions of Amendment 69 to certain exempt profits accrued prior to 2012 by Teva and one of its Israeli subsidiaries. Consequently, the Company paid $577 million corporate tax on exempt income of billion. Part of this income was distributed as dividends during 2013, while the remainder is available to be distributed as dividends in future years with no additional corporate tax liability. As a result, Teva is required to invest $286 million in its industrial enterprises in Israel over a five year period. Such investment may be in the form of the acquisition of industrial assets (excluding real estate assets), investment in R&D in Israel, or payroll payments to new employees to be hired by the enterprise.

The amount of tax-exempt profits earned by the Company from Approved Enterprises through December 31, 2013 that were not released under Amendment 69 is approximately $9.7 billion, and the tax that would have been payable had the Company distributed dividends out of that income is approximately $1.5 billion. However, deferred taxes have not been provided for such tax-exempt income, as the Company intends to permanently reinvest these profits and does not currently foresee a need to distribute dividends out of these earnings (see note 1p).

Likewise, the Company intends to reinvest, rather than distribute, dividends from the income of its foreign subsidiaries. An assessment of the tax that would have been payable had the Company's foreign subsidiaries distributed their income to the Company is not practicable because of the multiple levels of corporate ownership and multiple tax jurisdictions involved in each hypothetical dividend distribution.

Income not eligible for Approved Enterprise benefits is taxed at a regular rate, which was 25% in 2013 (increased to 26.5% in 2014 and onwards).

Under an amendment 68 to the Israeli Investment Law ("Amendment 68"), upon an irrevocable election made by a company, a uniform corporate tax rate will apply to all qualifying industrial income of such company ("Industrial Company"), as opposed to the previous law's incentives, which were limited to income from Approved Enterprises during their benefits period. Under the law, when the election is made, the uniform tax rate (for 2014 and on) will be 9% in areas in Israel designated as Development Zone A and 16% elsewhere in Israel. The profits of these Industrial Companies will be freely distributable as dividends, subject to a withholding tax of 20% or lower, under an applicable tax treaty. “Special Industrial Companies” that meet more stringent criteria (significant investment, R&D or employment thresholds) will enjoy further reduced tax rates of 5% in Zone A and 8% elsewhere. In order to be classified as a "Special Industrial Company", the approval of three governmental authorities in Israel is required.

Teva intends to apply the new incentives regime under Amendment 68 to its qualifying Israeli operations starting in 2014, and believes it will qualify as an "Industrial Company" under the new law.

The Parent Company and its Israeli subsidiaries elected to compute their taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate (of NIS against the U.S. dollar) on the Company's Israeli taxable income.

<>Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence. Certain manufacturing subsidiaries operate in several jurisdictions outside Israel, some of which benefit from tax incentives such as reduced tax rates, investment tax credits and accelerated deductions.